UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2008
The Sherwin-Williams Company
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-04851 (Commission File Number)	34-0526850 (IRS Employer Identification No.)

101 Prospect Avenue, N.W. Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)
(216) 566-2000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
     Attached as Exhibit 100 to this Current Report on Form 8-K is the following information from The Sherwin-Williams Company’s (“Sherwin-Williams”) Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (the “Quarterly Report”), filed with the Securities and Exchange Commission (the “SEC”) on October 22, 2008, formatted in eXtensible Business Reporting Language (“XBRL”): (i) Statements of Consolidated Income for the three-month and nine-month periods ended September 30, 2008 and 2007, (ii) Consolidated Balance Sheets at September 30, 2008, December 31, 2007, and September 30, 2007, (iii) Condensed Statements of Consolidated Cash Flows for the nine-month periods ended September 30, 2008 and 2007, and (iv) notes to the condensed consolidated financial statements.
     Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL formatted documents is unaudited, and that these documents are not the official financial statements of Sherwin-Williams filed with the SEC. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors and others should not rely on the information in this Current Report on Form 8-K, but should instead continue to rely on the official version of the information contained in the Quarterly Report in making investment decisions.
     In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.   Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Exhibit Description

100.INS	XBRL Report Instance Document
100.SCH	XBRL Taxonomy Extension Schema Document
100.PRE	XBRL Taxonomy Presentation Linkbase Document
100.CAL	XBRL Taxonomy Calculation Linkbase Document
100.LAB	XBRL Taxonomy Label Linkbase Document
100.DEF	XBRL Taxonomy Definition Linkbase Document

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY
November 3, 2008	By:	/s/ L.E. Stellato
L.E. Stellato
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

100.INS	XBRL Instance Document
100.SCH	XBRL Taxonomy Extension Schema Document
100.PRE	XBRL Taxonomy Presentation Linkbase Document
100.CAL	XBRL Taxonomy Calculation Linkbase Document
100.LAB	XBRL Taxonomy Label Linkbase Document
100.DEF	XBRL Taxonomy Definition Linkbase Document

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